UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 30, 2010

 KL Energy Corporation
(Exact name of Registrant as specified in its charter)

Nevada	333-145183	39-2052941
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

306 E. St. Joseph Street, Suite 200, Rapid City, SD	57701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:  (605) 718-0372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 24, 2010, KL Energy Corporation (the “Company”) issued a press release announcing that on August 23, 2010, it had entered into a Joint Development Agreement (the “Agreement”) with Petrobras America Inc., a Delaware corporation (“Petrobras”) and a wholly owned subsidiary of Petroleo Brasileiro S.A. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 1.01 by reference.

The Company entered into the Agreement with Petrobras to jointly optimize the Company’s proprietary cellulosic ethanol process technology for sugarcane bagasse feedstock (“Bagasse”). Pursuant to the terms of the Agreement, Petrobras will provide capital to the Company for the joint development of the project in accordance to the work plan and budget set out in the Agreement, and the Company will be responsible for the operational management and completion of all tests related to the project. In addition, the Company and Petrobras will jointly develop an industrial scale Bagasse-based cellulosic ethanol plant to be fully integrated into a sugarcane mill of Petrobras and its affiliates in Brazil. The Agreement also provides for mutual exclusivity in the area of developing cellulosic ethanol from Bagasse. Any and all intellectual property rights derived from the joint development project will be jointly owned by the parties, in equal proportions. In the event that certain performance criteria are achieved, the Company will grant to Petrobras or an affiliate of its parent company a license to the Company’s pre-existing intellectual property rights for use in Brazil in exchange for a licensing fee.

The Agreement has an initial term of 18 months, and Petrobras has the option to extend the Agreement for an additional 12 months on terms to be agreed by the parties, by providing the Company at least 90-days written notice prior to the expiration of the initial term. The Agreement may be terminated by the parties by mutual consent at any time and for any reason. The Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Joint Development Agreement between KL Energy Corporation and Petrobras America Inc., dated August 23, 2010(1)

99.1	Press release dated August 24, 2010

(1)           Certain portions of the exhibit have been omitted pursuant to the registrant’s confidential treatment request filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The omitted text has been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KL ENERGY CORPORATION

Date: August 30, 2010	By:	/s/ Peter Gross
Peter Gross
President and Chief Executive Officer